EXHIBIT 23.4


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT




We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated April 5, 2004 on the financial statements of Viva International, Inc. for the year ended December 31, 2003.






                                    /s/ Kempisty & Company, CPAs, P.C.
                                        Kempisty & Company, CPAs, P.C.
                                    New York, New York



Dated: December 2, 2004